Property, plant and equipment (Tables)	12 Months Ended
Dec. 31, 2024
Property, plant and equipment
Schedule of property, plant and Equipment, Net

	December 31,
	2024	2023

Leasehold land and buildings	$59,242	$59,186
Leasehold improvements	18	18
Machinery and equipment	27	19
Vehicles and office equipment	656	469
Total	59,943	59,692
Impairment	(1,554)	(1,554)
Less: accumulated depreciation	(13,476)	(11,365)
Plant and equipment, net	$44,913	$46,773